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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Trust's previously filed Registration Statement File Nos. 33-91366, 33-92490, 333-4961, 333-31421,
333-38515, 333-52867, 333-26597, 333-74917, 333-75893, 333-79813, 333-69001,
333-86081 and 333-95737.




                                             ARTHUR ANDERSEN LLP


Chicago, Illinois
March 15, 2000